UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 13, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

This Current Report on Form 8-K of Vornado Realty Trust (the “Company”) updates Part II, Items 6, 7, 7A, 8 and 9A of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2008 and incorporates by reference herein, Exhibit 99.1 hereto. The Company is electing to re-issue in an updated format the presentation of its historical financial statements to include the effects of the retrospective application of (i) FASB Staff Position APB 14-1, Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement), (ii) Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51, (iii) FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-based Payment Transactions are Participating Securities, and (iv) the inclusion of additional common shares outstanding as a result of the stock portion of the Company’s common dividends during 2009, which resulted in 5,736,000 additional common shares in the computations of income per share, as well as the reclassification of two retail properties out of “assets related to discontinued operations” as they did not meet such criteria during the first quarter of 2009.

The information contained in this Current Report on Form 8-K is presented as of December 31, 2008, and other than as indicated above, has not been updated to reflect developments subsequent to this date. All other items of the Form 10-K/A (Amendment No. 1) remain unchanged. References to “We,” the “Company,” and “Vornado” in the exhibits to this report, unless otherwise noted, refer to Vornado Realty Trust and its consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

12.1	Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP

23.2	Consent of Independent Registered Public Accounting Firm – KPMG LLP

23.3	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP

99.1	Item 6. Selected Financial Data
Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Item 8.	Financial Statements and Supplementary Data

Item 9A. Controls and Procedures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

Date: October 13, 2009	By:	/s/ Joseph Macnow
Joseph Macnow, Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

EXHIBIT INDEX

EXHIBIT NO.

12.1	Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP

23.2	Consent of Independent Registered Public Accounting Firm – KPMG LLP

23.3	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP

99.1	Item 6. Selected Financial Data
Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Item 8.	Financial Statements and Supplementary Data

Item 9A. Controls and Procedures